CorEnergy Announces 2020 Results and Affirms Outlook
KANSAS CITY, MO - March 3, 2021 - CorEnergy Infrastructure Trust, Inc. (“CorEnergy” or the “Company”) today announced financial results for the fourth quarter 2020 and fiscal year ended December 31, 2020.
Fourth Quarter and Fiscal Year 2020 Performance Summary
Fourth Quarter and Fiscal Year 2020 financial highlights are as follows:

	For the Three Months Ended			For the Year Ended
	December 31, 2020			December 31, 2020
		Per Share			Per Share
	Total	Basic	Diluted	Total	Basic	Diluted
Net Loss (Attributable to Common Stockholders)[1]	$(4,981,352)	$(0.36)	$(0.36)	$(315,257,388)	$(23.09)	$(23.09)
NAREIT Funds from Operations (NAREIT FFO)[1]	$(2,923,236)	$(0.21)	$(0.21)	$(14,800,449)	$(1.08)	$(1.08)
Funds From Operations (FFO)[1]	$(2,912,869)	$(0.21)	$(0.21)	$(14,939,667)	$(1.09)	$(1.09)
Adjusted Funds From Operations (AFFO)[1]	$(1,881,530)	$(0.14)	$(0.14)	$7,076,213	$0.52	$0.52
Dividends Declared to Common Stockholders		$0.05			$0.90
1 Management uses AFFO as a measure of long-term sustainable operational performance. NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Loss Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.
Recent Developments
On February 4, 2021, CorEnergy announced the acquisition of Crimson Midstream Holdings, LLC (“Crimson”), a California Public Utilities Commission (CPUC) regulated crude oil pipeline owner and operator, for $350.0 million. The acquired assets include four critical infrastructure pipeline systems spanning approximately 2,000 miles across northern, central and southern California, connecting desirable native California crude production to in-state refineries producing state-mandated specialized fuel blends, among other products. The acquired assets qualify for REIT treatment under established IRS regulations and CorEnergy’s Private Letter Ruling (PLR). As a result of the acquisition, CorEnergy now owns six pipeline systems in three markets serving diversified, creditworthy shippers.
"CorEnergy's acquisition of Crimson California creates a diversified, utility-like energy infrastructure platform serving diverse, credit-worthy customers," said Dave Schulte, Chairman and Chief Executive Officer. "Combined with our stable MoGas and Omega assets, which opened a new interconnect with the Spire STL Pipeline in the fourth quarter, CorEnergy is now positioned to operate or lease long-lived critical energy infrastructure in highly regulated oil and natural gas markets with the ability to adapt and expand our assets as the energy market transforms itself in the coming decades. We see additional upside opportunities as both consumers and producers return to pre-COVID-19 activity levels, through commercial growth opportunities leveraging Crimson’s leading position in the market and extensive real property ownership for renewable fuel storage and distribution, carbon capture potential, and the shift to lower carbon power sourcing. We have created a flexible platform to now focus on acquiring complementary assets to provide scale and diversification across the value chain and geographically. We believe this evolution of our strategy best serves our stakeholders by enabling CorEnergy to provide an initial stable common stock dividend with multiple avenues for growth."
CorEnergy has also agreed to internalize (the “Internalization”) its REIT manager, Corridor InfraTrust Management, LLC (the “Manager”), for consideration of $16.9 million, subject to stockholder approval. As a result of the Internalization, CorEnergy anticipates that the pro forma management fees of approximately $5.5 million will be replaced with an estimated $3.4 million annualized SG&A expenses.
Outlook
CorEnergy provided the following outlook subsequent to its February 4, 2021 acquisition of Crimson California.
•Revenue expected to be $130-$135 million annualizing both CORR’s legacy assets and Crimson’s assets for 2021
•Internalization of manager expected to result in approximately $2.0 million of annualized SG&A savings
•Expected run rate combined EBITDA of $50-$52 million on an annualized basis beginning in Q2 2021
•Maintenance capital expenditures expected to be in the range of $10-$11 million in 2021
•Initial annualized dividend of $0.20, targeting $0.35-$0.40 upon a return to pre-COVID market conditions in California, with near term commercial opportunities providing upside
•Total leverage at closing of 4.4x expected EBITDA; senior secured leverage of 2.1x
•Term Loan amortization scheduled at $8.0 million per year facilitates deleveraging to a target of < 4.0x by FYE 2022 to create financial flexibility and reduce risk
Dividend Declaration
Common Stock: A fourth quarter 2020 dividend of $0.05 per share was declared for CorEnergy’s common stock. The dividend was paid on February 26, 2021, to stockholders of record on February 12, 2021.
Preferred Stock: For the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, was paid on February 26, 2021, to stockholders of record on February 12, 2021.
Fiscal Year 2020 Earnings Conference Call
CorEnergy will host a conference call on Thursday, March 4, 2021, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 9:00 a.m. Central Time on April 4, 2021 by dialing 877-481-4010 (for international, 1-919-882-2331). The Conference ID is 58659. A replay of the conference call will also be available on the Company’s website.

About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) is a real estate investment trust that owns and operates or leases regulated natural gas transmission and distribution and crude oil gathering, storage and transmission pipelines and associated rights-of-way. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1NAREIT FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation and amortization (excluding amortization of deferred financing costs or loan origination costs) and other adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and other income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus deferred rent receivable write-off, (gain) loss on extinguishment of debt, provision for loan (gain) loss, net of tax, transaction costs, amortization of debt issuance costs, accretion of asset retirement obligation, non-cash costs associated with derivative instruments, (gain) loss on the settlement of ARO, and certain costs of a nonrecurring nature, less maintenance, capital expenditures (if any), income tax expense (benefit) unrelated to securities investments, amortization of debt premium, and other adjustments as deemed appropriate by Management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Net Income (Loss) Attributable to CorEnergy Stockholders are included in the additional financial information attached to this press release. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, including EBITDA, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Debbie Hagen or Matt Kreps
877-699-CORR (2677)
info@corenergy.reit

Source: CorEnergy Infrastructure Trust, Inc.

Consolidated Balance Sheets

	December 31, 2020	December 31, 2019
Assets
Leased property, net of accumulated depreciation of $6,832,167 and $105,825,816	$64,938,010	$379,211,399
Property and equipment, net of accumulated depreciation of $22,580,810 and $19,304,610	106,224,598	106,855,677
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $600,000	1,209,736	1,235,000
Cash and cash equivalents	99,596,907	120,863,643
Deferred rent receivable	—	29,858,102
Accounts and other receivables	3,675,977	4,143,234
Deferred costs, net of accumulated amortization of $2,130,334 and $1,956,710	1,077,883	2,171,969
Prepaid expenses and other assets	2,228,623	804,341
Deferred tax asset, net	4,282,576	4,593,561
Goodwill	1,718,868	1,718,868
Total Assets	$284,953,178	$651,455,794
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $0 and $158,070	$—	$33,785,930
Unsecured convertible senior notes, net of discount and debt issuance costs of $3,041,870 and $3,768,504	115,008,130	118,323,496
Asset retirement obligation	8,762,579	8,044,200
Accounts payable and other accrued liabilities	4,685,288	6,000,981
Management fees payable	971,626	1,669,950
Unearned revenue	6,125,728	6,891,798
Total Liabilities	$135,553,351	$174,716,355
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $125,270,350 and $125,493,175 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 50,108 and 50,197 issued and outstanding at December 31, 2020 and December 31, 2019, respectively	$125,270,350	$125,493,175
Capital stock, non-convertible, $0.001 par value; 13,651,521 and 13,638,916 shares issued and outstanding at December 31, 2020 and December 31, 2019 (100,000,000 shares authorized)	13,652	13,639
Additional paid-in capital	339,742,380	360,844,497
Retained deficit	(315,626,555)	(9,611,872)
Total Equity	149,399,827	476,739,439
Total Liabilities and Equity	$284,953,178	$651,455,794

Consolidated Statements of Operations
	(Unaudited)
	For the Three Months Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
Revenue
Lease revenue	$30,125	$16,712,017	$21,351,123	$67,050,506
Deferred rent receivable write-off	—	—	(30,105,820)	—
Transportation and distribution revenue	5,815,990	4,970,173	19,972,351	18,778,237
Financing revenue	32,098	27,295	120,417	116,827
Total Revenue	5,878,213	21,709,485	11,338,071	85,945,570
Expenses
Transportation and distribution expenses	2,023,900	1,376,152	6,059,707	5,242,244
General and administrative	2,036,287	2,492,346	12,231,922	10,596,848
Depreciation, amortization and ARO accretion expense	2,174,630	5,646,254	13,654,429	22,581,942
Loss on impairment of leased property	—	—	140,268,379	—
Loss on impairment and disposal of leased property	—	—	146,537,547	—
Loss on termination of lease	—	—	458,297	—
Total Expenses	6,234,817	9,514,752	319,210,281	38,421,034
Operating Income (Loss)	$(356,604)	$12,194,733	$(307,872,210)	$47,524,536
Other Income (Expense)
Net distributions and other income	$21,937	$426,797	$471,449	$1,328,853
Interest expense	(2,247,994)	(2,996,512)	(10,301,644)	(10,578,711)
Gain (loss) on extinguishment of debt	—	—	11,549,968	(33,960,565)
Total Other Income (Expense)	(2,226,057)	(2,569,715)	1,719,773	(43,210,423)
Income (loss) before income taxes	(2,582,661)	9,625,018	(306,152,437)	4,314,113
Taxes
Current tax expense (benefit)	3,662	(472,498)	(395,843)	(120,024)
Deferred tax expense	85,357	289,788	310,985	354,642
Income tax expense (benefit), net	89,019	(182,710)	(84,858)	234,618
Net Income (Loss) attributable to CorEnergy Stockholders	$(2,671,680)	$9,807,728	$(306,067,579)	$4,079,495
Preferred dividend requirements	2,309,672	2,313,780	9,189,809	9,255,468
Net Income (Loss) attributable to Common Stockholders	$(4,981,352)	$7,493,948	$(315,257,388)	$(5,175,973)

Earnings (Loss) Per Common Share:
Basic	$(0.36)	$0.55	$(23.09)	$(0.40)
Diluted	$(0.36)	$0.55	$(23.09)	$(0.40)
Weighted Average Shares of Common Stock Outstanding:
Basic	13,651,521	13,549,797	13,650,718	13,041,613
Diluted	13,651,521	13,549,797	13,650,718	13,041,613
Dividends declared per share	$0.050	$0.750	$0.900	$3.000

Consolidated Statements of Cash Flow

	For the Years Ended December 31,
	2020	2019
Operating Activities
Net income (loss)	$(306,067,579)	$4,079,495
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income tax, net	310,985	354,642
Depreciation, amortization and ARO accretion	14,924,464	23,808,083
Loss on impairment of leased property	140,268,379	—
Loss on impairment and disposal of leased property	146,537,547	—
Loss on termination of lease	458,297	—
Deferred rent receivable write-off, noncash	30,105,820	—
(Gain) loss on extinguishment of debt	(11,549,968)	33,960,565
Gain on sale of equipment	(13,683)	(7,390)
Changes in assets and liabilities:
Increase in deferred rent receivables	(247,718)	(3,915,347)
Decrease in accounts and other receivables	467,257	940,009
Increase in financing note accrued interest receivable	(18,069)	—
Increase in prepaid expenses and other assets	(1,424,332)	(136,108)
Decrease in management fee payable	(698,324)	(161,663)
Increase (decrease) in accounts payable and other accrued liabilities	(1,903,936)	2,517,069
Increase (decrease) in unearned revenue	(766,070)	339,749
Net cash provided by operating activities	$10,383,070	$61,779,104
Investing Activities
Purchases of property and equipment, net	(2,186,155)	(372,934)
Proceeds from sale of property and equipment	15,000	7,000
Principal payment on financing note receivable	43,333	65,000
Principal payment on note receivable	—	5,000,000
Net cash provided by (used in) investing activities	$(2,127,822)	$4,699,066
Financing Activities
Debt financing costs	—	(372,759)
Cash paid for extinguishment of convertible notes	—	(78,939,743)
Cash paid for maturity of convertible notes	(1,676,000)	—
Cash paid for repurchase of convertible notes	(1,316,250)	—
Cash paid for settlement of Pinedale Secured Credit Facility	(3,074,572)	—
Net offering proceeds on convertible debt	—	116,355,125
Repurchases of Series A preferred stock	(161,997)	(60,550)
Dividends paid on Series A preferred stock	(9,242,797)	(9,255,121)
Dividends paid on common stock	(12,286,368)	(39,100,656)
Principal payments on secured credit facilities	(1,764,000)	(3,528,000)
Net cash used in financing activities	$(29,521,984)	$(14,901,704)
Net change in cash and cash equivalents	$(21,266,736)	$51,576,466
Cash and cash equivalents at beginning of period	120,863,643	69,287,177
Cash and cash equivalents at end of period	$99,596,907	$120,863,643

	For the Years Ended December 31,
	2020	2019
Supplemental Disclosure of Cash Flow Information
Interest paid	$9,272,409	$6,834,439
Income taxes paid (net of refunds)	(466,236)	89,433

Non-Cash Investing Activities
Proceeds from sale of leased property provided directly to secured lender	$18,000,000	$—
Purchases of property, plant and equipment in accounts payable and other accrued liabilities	591,421	—

Non-Cash Financing Activities
Proceeds from sale of leased property used in settlement of Pinedale Secured Credit Facility	$(18,000,000)	$—
Reinvestment of distributions by common stockholders in additional common shares	—	403,831
Common stock issued upon exchange and conversion of convertible notes	419,129	66,064,966

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited)
	For the Three Months Ended December 31,		For the Years Ended December 31,
	2020	2019	2020	2019
Net Income (Loss) attributable to CorEnergy Stockholders	$(2,671,680)	$9,807,728	$(306,067,579)	$4,079,495
Less:
Preferred Dividend Requirements	2,309,672	2,313,780	9,189,809	9,255,468
Net Income (Loss) attributable to Common Stockholders	$(4,981,352)	$7,493,948	$(315,257,388)	$(5,175,973)
Add:
Depreciation	2,050,475	5,512,279	13,131,468	22,046,041
Amortization of deferred lease costs	7,641	22,983	61,248	91,932
Loss on impairment of leased property	—	—	140,268,379	—
Loss on impairment and disposal of leased property	—	—	146,537,547	—
Loss on termination of lease	—	—	458,297	—
NAREIT funds from operations (NAREIT FFO)	$(2,923,236)	$13,029,210	$(14,800,449)	$16,962,000
Less:
Income tax (expense) benefit from investment securities	(10,367)	216,494	139,218	12,584
Funds from operations adjusted for securities investments (FFO)	$(2,912,869)	$12,812,716	$(14,939,667)	$16,949,416
Add:
Deferred rent receivable write-off	—	—	30,105,820	—
(Gain) loss of extinguishment of debt	—	—	(11,549,968)	33,960,565
Transaction costs	528,113	28,115	1,673,920	185,495
Amortization of debt issuance costs	308,060	333,055	1,270,035	1,226,139
Accretion of asset retirement obligation	116,514	110,992	461,713	443,969
Income tax expense	78,652	33,784	54,360	247,202
Adjusted funds from operations (AFFO)	$(1,881,530)	$13,318,662	$7,076,213	$53,012,786

Weighted Average Shares of Common Stock Outstanding:
Basic	13,651,521	13,549,797	13,650,718	13,041,613
Diluted	13,651,521	16,102,310	13,650,718	15,425,747
NAREIT FFO attributable to Common Stockholders
Basic	$(0.21)	$0.96	$(1.08)	$1.30
Diluted (1)	$(0.21)	$0.94	$(1.08)	$1.30
FFO attributable to Common Stockholders
Basic	$(0.21)	$0.95	$(1.09)	$1.30
Diluted (1)	$(0.21)	$0.92	$(1.09)	$1.30
AFFO attributable to Common Stockholders
Basic	$(0.14)	$0.98	$0.52	$4.06
Diluted (2)	$(0.14)	$0.94	$0.52	$3.83
(1) For the three months ended December 31, 2020 and the years ended December 31, 2020 and 2019, diluted per share calculations exclude dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization because such impact is antidilutive. The three months ended December 31, 2019 includes these dilutive adjustments. For periods presented without per share dilution, the number of weighted average diluted shares is equal to the number of weighted average basic shares presented.
(2) For the three months and year ended December 31, 2019, diluted per share calculations include a dilutive adjustment for convertible note interest expense.